SUPPLEMENT DATED OCTOBER 2, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Premier Portfolio
(the “Fund")
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (SAI) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.
In July 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to the rules that govern registered money market funds, such as the Fund. These amendments, among other changes: (i) remove redemption gates and remove the tie between weekly liquid asset minimum thresholds and liquidity fees from Rule 2a-7, effective October 2, 2023; (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024; and (iii) require institutional prime and institutional tax-exempt money market funds to impose a mandatory liquidity fee when daily net redemptions exceed certain levels unless the amount of the fee determined by the fund is less than 0.01% of the value of the shares redeemed, effective October 2, 2024.
As a result of these amendments, effective October 2, 2023: (i) the Fund may no longer impose a redemption gate (except under certain extraordinary circumstances, including as part of a liquidation); and (ii) the Fund’s ability to impose a liquidity fee will no longer be tied to weekly liquid assets, thereby permitting a Fund to impose a liquidity fee (not to exceed 2% of the value of the shares redeemed) if the Fund’s board determines that imposing such fee is in the best interests of the Fund, irrespective of the Fund’s level of weekly liquid assets. Any such discretionary liquidity fee imposed will remain in effect until the Fund’s board determines that imposing such liquidity fee is no longer in the best interests of the Fund. Liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress.
Therefore, in connection with the foregoing, effective October 2, 2023, all references to (i) redemption gates or suspension of redemptions pursuant to Rule 2a-7 and (ii) the tie between the weekly liquid asset minimum thresholds and liquidity fees are removed from the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information.
In addition, effective October 2, 2023, the following information replaces the section titled “Money Market Fund Risk” under the headings “Principal Risks of Investing in the Fund” and “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Risks” in the Summary and Statutory Prospectuses:
Money Market Fund Risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund may impose a fee upon the sale of your shares. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund’s $1.00 per share at any time, including during periods of market stress. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. Furthermore, the SEC recently adopted amendments to money market fund regulations that, when implemented, could impact the Fund’s operations, performance, yields and operating expenses.
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